UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005
ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Professional Offices Park
998 San Roberto Street
San Juan, Puerto Rico	00926

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions

Item 9.01	Financial Statements and Exhibits

SIGNATURES

INDEX OF EXHIBITS

EXHIBIT 99 — PRESS RELEASE

Item 2.02   Results of Operations and Financial Conditions
On August 1, 2005, Oriental Financial Group Inc. (the “Group”) released its financial results for the quarter and fiscal year ended June 30, 2005.
Due to an involuntary error, the Group’s average potential common share-options for the quarter and fiscal year ended June 30, 2005 disclosed in the press release were 313 and 400, respectively, instead of 357 and 687, respectively, which are the correct figures. Consequently, the Group’s total average shares outstanding and equivalents for the quarter and fiscal year ended June 30, 2005 disclosed in the press release were 25,160 and 24,971, respectively, instead of 25,204 and 25,258 respectively, which are the correct figures.
A copy of the Group’s corrected press release is attached to this report.
Item 9.01   Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description of Document

99	Press Release dated August 1, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Group has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.
Date: August 3, 2005	By:	/s/ Hector Mendez
Hector Mendez
Senior Executive Vice President, Treasurer and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99	Press Release dated August 1, 2005